EXHIBIT 23.1
                                                        ------------



          Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-3 Nos. 333-06467 and 333-89852) of WesBanco, Inc. and in the related Prospectus of our report dated February 1, 2002, with respect to the consolidated financial statements of WesBanco, Inc. incorporated by reference in this Annual Report (Form 10-K) for the year ended
December 31, 2001.




                                               /s/  Ernst & Young LLP


Pittsburgh, Pennsylvania
March 25, 2002




                               E-54